COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the unaudited condensed consolidated financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.

Except for leases which were disclosed in note 13, the Company has a capital commitment of US$999,980 in connection with the manufacturing equipment purchase agreement (Note 5), representing the remaining balance of the total purchase price..

The Company has no other known contingencies as of June 30, 2025.